UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2014 (December 17, 2014)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2014, the Board of Trustees (the “Board”) of Glimcher Realty Trust (the “Company” or “Registrant”) approved, upon the recommendation and approval of the Board’s Executive Compensation Committee, the payment to participants in the Company’s 2014 Executive Bonus Plan (including the Named Executive Officers identified below) of annual bonuses for fiscal year 2014 at Target level, without a determination of whether individual performance objectives or Funds From Operation performance objectives had been achieved. The approved annual bonus payments to Named Executive Officers are in the following amounts:

Michael P. Glimcher	$1,085,793
Marshall A. Loeb	$407,747
Mark E. Yale	$337,750
Thomas J. Drought, Jr.	$245,262
George A. Schmidt	$232,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)
Date: December 23, 2014

/s/ George A. Schmidt
George A. Schmidt
Executive Vice President, General Counsel and Secretary